Principled Values Portfolio SM	Series 01A [ 2/21/2001 - Current Offering ] | cusip: 29471T790
Fund Overview
As of March 9, 2001
Closing NAV: 1.01732	Previous Close: 1.03673	Change: -0.01941	% Change: -1.87223%

The Objective:
The Portfolio seeks capital appreciation by investing in a diversified portfolio of domestic companies that have demonstrated their commitment to workplace diversity and passed a broad range of screens for social responsibility.

The Strategy:

The stocks included in the Principled Values Portfolio are chosen through a unique three-part screening process. First, we examine the Domini 400 Social IndexSM (an Index modeled after the S&P 500 Index), which tracks the financial performance of 400 companies that passed multiple, broad-based social screens. Next, Portfolio Consultant Kinder, Lydenberg, Domini & Co. (KLD) applies its screening criteria to these stocks to identify companies making progress toward workforce diversity. Finally, Defined Asset Funds applies a screening process to determine investment merit. The result is a one-year Portfolio seeking capital appreciation.

When the Portfolio ends, you can choose to roll your proceeds into the new Principled Values Portfolio, if available, or you can redeem your investment. Although this is a one-year investment, we suggest you continue with this Strategy for at least three to five years for potentially more consistent results. Investors should consider their ability to pursue investing in successive portfolios.

Offered By: This portfolio is offered by Merrill Lynch (PVP01A), Morgan Stanley Dean Witter (PVP01A).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Friday, March 09, 2001
Security	Symbol	Price	% of Portfolio
Deere & Company	DE	44.47	4.43
MBIA Inc.	MBI	79.74	4.31
Mattel Inc.	MAT	18.46	4.31
USA Education Inc.	SLM	74.38	4.23
Whirlpool Corporation	WHR	56.66	4.19
Maytag Corporation	MYG	36.61	4.17
Sunoco Inc.	SUN	36.12	4.11
Toys R US Inc.	TOY	26.14	4.09
Campbell Soup Company	CPB	31.00	4.06
Hershey Foods Corporation	HSY	64.65	4.05
Charter One Financial Inc.	CF	29.61	4.05
Illinois Tool Works, Inc.	ITW	64.59	4.04
Synovus Financial Corporation	SNV	27.80	4.04
V.F. Corporation	VFC	36.29	4.03
Stanley Works	SWK	37.11	4.01
Golden West Financial Corporation	GDW	56.28	4.01
Applied Materials, Inc.	AMAT	46.75	3.99
Kellogg Company	K	27.40	3.98
Amsouth Bancorporation	ASO	17.26	3.93
The Timberland Company	TBL	56.99	3.89
Capital One Financial Corporation	COF	56.66	3.87
Pitney Bowes, Inc.	PBI	35.46	3.84
Symantec Corporation	SYMC	44.56	3.55
Nordstrom, Inc.	JWN	18.29	3.49
Southwest Airlines Company	LUV	17.17	3.32

Selection Methodology:

Companies chosen for the Principled Values Portfolio undergo a stringent social investment screening process. The screens range from simple exclusionary to subtle evaluations of corporate behavior. All remaining companies are then reviewed for investment merit.

Part I: Screening for Principle
Our universe of stocks begins with the Domini 400 Social IndexSM. This Index represents stocks that have been screened on a broad range of issues such as the environment, community involvement, product safety and other concerns. Companies in the Domini 400 Social Index derive little or no revenue from the manufacturing of tobacco or alcohol products, gambling activities or military contracting, and have no ownership in nuclear power.

Part II: A Commitment to Diversity
Next, KLD selects companies that possess at least one strength in areas such as:

  CEO: The company's chief executive officer is a woman or a member of a minority group.

  Promotion: The company has made notable progress in the promotion of women and minorities.

  Board of Directors: Women, minorities and/or disabled persons have a significant presence on the board of directors.

  Family Concerns: The company has outstanding employee benefits or other programs addressing work and modern family concerns, such as child and elder care, as well as flexible working schedules.

  Women and Minority-Owned Businesses: The company maintains at least 5% of its subcontracts with women or minority-owned businesses.

  Employment of the Disabled: The company has implemented innovative hiring programs, or other creative human resource programs for disabled persons.

A stock may be sold if the Portfolio Consultant determines that it no longer meets the above criteria.

Part III: Investment Merit
Stocks that pass the previous screens are then reviewed using the Defined Asset Funds proprietary selection process, which includes criteria such as recent price performance, price to earnings ratio and dividend yield. From the universe of stocks meeting the criteria, 25 stocks are finally chosen for the Portfolio.

Past Performance of Prior Series
Performance From Inception Through December 31, 2000 Including Annual Rollovers				Most Recently Completed Portfolio
Series	Inception Date	Cumulative Total Return	Annualized Return	Offer to End Date	Annualized Return
Series B11	6/11/98	61.26%	20.53%	7/12/99 - 8/18/00	13.05%
11. This Portfolio was originally Series 2 and rolled into Series 4 on July 12, 1999, and Series B on July 17, 2000.

Past performance is no guarantee of future results. Unit prices and investment returns fluctuate with changes in market conditions. Your investment may be worth more or less than your original cost when you redeem. These pre-tax returns represent changes in unit price plus reinvestment of any distributions, divided by the initial offer price, and reflect deduction of maximum applicable sales charges and expenses. "Performance From Inception" returns differ from "Most Recently Completed Portfolio" returns because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Contact your Financial Professional for a free prospectus (or download one from this site) containing more complete information on any Defined Asset Fund, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Fees & Expenses

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.245% of net assets)	$2.43

Estimated Organization Costs	$2.55

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want to invest in a socially responsible portfolio of stocks and you want capital appreciation. You may benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issues. This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The stocks in this Portfolio were selected for a combination of social reasons and economic criteria, and there can be no assurance that this Portfolio will perform better or worse than stocks selected solely on economic criteria.

The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

This Portfolio is concentrated in banking and finance companies, which can involve special risks.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley Dean Witter (Sponsor) | PaineWebber (Special Dealer)

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

The "Domini 400 Social Index" is a service mark of its publisher, Kinder, Lydenberg, Domini & Co., Inc.

"Standard & Poor's," "S&P 500 Index" and "S&P 400 Index" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold, or promoted by Standard & Poor's.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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